Exhibit 99.1
 A NASDAQ Traded Company - Symbol HBNC

  This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Who We Are  *

 *  Horizon at a Glance  (1) Includes Peoples Bancorp branches acquired on July 1, 2015* Market data as of September 21, 2015; financial data as of June 30, 2015

 Northern Indiana/Southwest Michigan… The Right Side of Chicago

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key & Consistent Revenue Streams

 Horizon’s Story  Steady GrowthSuperior ReturnsFinancial StrengthConsistent Performance  *

 YTD Highlights  *

 *  Net Income, Pre-tax Pre-provision Income (“PTPP”) and Diluted EPS  Strong Core Banking Results  Δ  Net Income  23%  Δ  PTPP  44%  Δ  Dil. EPS  18%

 *  (Dollars In Millions)  Balance as of  Balance as of  YTD Ann.  Loan Type  12/31/14  6/30/15  Δ  Commercial  $674  $710  11%  Residential Mortgage  $255  $277  18%  Consumer  $320  $336  10%  Mortgage Warehouse  $129  $196  104%  Total  $1,379  $1,519  21%  Loan Growth Drives Strong Results

 *  GAAP Net Interest Margin and Core Net Interest Margin(1)  Stable Core Net Interest Margin   Δ  LQ  YOY   YTD  GAAP  -3 bps  -11 bps  +6 bps  Core  +4 bps  Flat  +5 bps  (1) Core net interest margin excludes acquisition-related purchase accounting adjustments

 Peoples Bancorp MergerClosed On July 1, 2015  *

 *  Horizon and Peoples’ financial data as of June 30, 2015. Pro forma financials exclude merger adjustments. Peoples’ market cap as of Feb. 18, 2015, the day prior to deal announcement. Pro forma market cap based on HBNC’s stock price on Sep. 21, 2015. Map Source: SNL Financial  Complementary Footprint and Increased Scale  Category  Peoples  Pro Forma  Branches  16  46  Assets  $463 Mil.  $2.7 Bil.  Loans  $229 Mil.  $1.8 Bil.  Deposits  $351 Mil.  $1.9 Bil.  Assets Under Management  $230 Mil.  $1.3 Bil.  NPAs/ Assets  0.31%  0.92%  Market Cap.  $60 Mil.  $290 Mil.

Good Strategic Fit

Strategic

- Aligned with plan to expand in Indiana and Michigan
- Continued revenue diversification
- Strong core deposit franchise

Financial

- EPS accretion of 4.5% in 2016, first full year
- Initial TBV dilution of $0.65 with five year earn back
- Internal rate of return over 20.0%

Operational

- Operating leverage through cost savings estimated at 37.0%
- Revenue synergies through increased product offering
- Minimal credit concerns

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 14

 *  Source: SNL Financial; financial data as of December 31, 2014 and market data as of February 18, 2015Nationwide bank and thrift transactions announced after 12/31/2012 with target’s assets between $200 million and $1 billion, tangible common equity to tangible assets between 10.0% and 15%, LTM return on average assets between 0.25% and 1.00% and NPAs/assets less than 1.50%, excluding transactions where pricing information is unavailable  Fair Pricing  At Announcement  HBNC/PBNI  ComparableTransactions (1)  Price/Tangible Book Value  124%  138%  Price/LTM Earnings  21x  21x  Core Deposit Premium  4.4%  6.9%  Market Premium  22%  33%

 Horizon’s Growth Story  *

 Horizon: A Company on the Move  OrganicExpans.(7)  St. JosephSouth BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  M&A(7)  Anchor Mortgage  Alliance Bank  American Trust  Heartland   1st MortgageSummitPeoples  *  Assets ($ Mil.)  $721        $2,682  Loans($ Mil.)  $548        $1,756  Deposits($ Mil.)  $489        $1,935  Branches  7        46  11% CAGR  10% CAGR  12% CAGR  Note: Current financials as of June 30, 2015 reflect Peoples acquisition, excluding merger adjustments

Growth Opportunities in All Directions

Kalamazoo, Lansing & St. Joseph
Population: 883,000
Deposits: $10 billion

N

Lake & Porter Counties
Population: 657,000
Deposits: $11 billion

W

LEGACY
La Porte County
Population: 111,000
Deposits: $1.6 billion

E

South Bend, Elkhart & Fort Wayne
Population: 835,000
Deposits: $12 billion

S

Indianapolis & Johnson County
Population: 1.4 million
Deposits: $32 billion

Note: Data by primary counties for each market

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 18

 In Millions  Net Income History  *  Solid Historical Earnings  2004 – 2014 CAGR: 10%

 *  Investing in Commercial LendersCreates Growth  Commercial Loan Balances  CLO: Commercial Loan Officer

 *  Balanced Risk In Commercial Portfolio  Commercial Loan Composition as of June 30, 2015

 Kalamazoo and Indianapolis Loan Balances  *  Growth Markets Thriving  Δ  2014  43%  Δ  YTD Ann.  26%

 June 30, 2015  December 31, 2008  In Millions  2008  2Q15  CAGR  Commercial  $311  $710  14%  Real Estate  $291  $473  8%  Consumer  $280  $336  3%  Total  $882  $1,519  9%  *  Shift to Commercial Lending

 December 31, 2008  June 30, 2015  Strong Low Cost Deposit Growth  *  In Millions  2008  2Q15  CAGR  NIB  $84  $307  22%  IB Trans.  $429  $984  14%  CDs  $329  $294  -2%  Total  $842  $1,584  10%

 *  NPLs/ Loans  Disciplined Credit Culture

 *  Why Invest In Horizon

Strategic Execution Leads to Strong Stock Performance

- **Consistent, Well Executed and Disciplined Business Strategy**
- **Horizon is a Growth Story**
  - 10-year Asset and Net Income CAGR of 9% and 10%, Respectively
  - Seven Acquisitions and Seven Market Expansions Since 2000
  - Capacity to Take Additional Market Share
- **Historical Financial Performance Illustrates Ability to Execute**
- **Total Shareholder Return Above Major Indices**

Total Return	HBNC	SNL U.S. Bank	S&P 500
5-Year Period (1)	189%	71%	92%

(1) As of August 31, 2015

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 27

 Shareholder Value Plan - Since 2001  Steady Growth in Net Book Value & Earnings Per ShareIncreased Liquidity Through Stock Splits and MergersUninterrupted Dividends for More than 25 YearsAdded to Nasdaq Community Bank Index in 2014Russell 2000 Index Since 2012  *

 Highly Regarded For Financial Performance  *

HORIZON BANK

Highly Regarded In Our Communities

- **Community Relations Award**
  - Urban League of Northwest Indiana, Inc.
- **Nine out of Ten Customers Would Refer a Friend**
  - Independent Survey
- **Best Bank - Thirteen out of Last Fourteen Years**
  - The News Dispatch Readers Poll
- **Best Bank for Obtaining a Business Loan**
  - Northwest Indiana Business Quarterly
- **Family Friendly Work Policies**
  - IU Health / Clarian Award

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 30

Horizon Outperforms the Market For Total Shareholder Return

HORIZON BANK

Horizon Bancorp: 5-Year Total Return Comparison

HBNC Current Multiples	
P/2015 Est. EPS	12.3x
P/TBV	148%
Div. Yield	2.4%



250
200
150
100
50
0
(50)
Total Return (%)
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
189%
92%
71%
Horizon
SNL U.S. Bank
S&P 500

As of September 21, 2015; 2015 estimated EPS of $2.21 is the mean estimate from 3rd party research analysts
SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 31

Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 *  Appendix

 *  Non-GAAP Reconciliations

 *  Based on Horizon’s closing price of $23.02 as of February 18, 2015  Peoples Merger Summary  Horizon Bancorp Acquiring Peoples Bancorp  Horizon Bancorp Acquiring Peoples Bancorp  Deal Price per Share (1)  $31.62  Consideration Structure  0.95 HBNC shares for each outstanding PBNI share; $9.75 in cash for each outstanding PBNI share  Aggregate Deal Value (1)  $73.1 million  Consideration Mix (1)  69% stock, 31% cash  Termination Fee  $3.5 million  Closing Date  July 1, 2015  Social Issues  Maurice Winkler, III, Peoples CEO, to serve on Horizon Bancorp and Horizon Bank’s board of directorsRetention of Jeffrey Gatton, Peoples COO, to lead Michigan branch operations, training and sales efforts

 *  Peoples Transaction Assumptions  Category  Assumption  Cost saves  37%  1x after-tax charges  $4.9 million  Loan mark  $3.5 million or 1.5% of total loans  Core deposit intangibles  $2.3 million or 1.0% of core deposits  Branches Closings  Middlebury, Indiana